UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2016

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P.A.M. TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2016, P.A.M. Transportation Services, Inc. issued a news release announcing its financial results for the first quarter ending March 31, 2016. A copy of the news release is attached hereto as Exhibit 99.1.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information herein (including the exhibit hereto) may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements.

Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2016, the Annual Meeting of Stockholders of the Company was held, at which meeting eight directors were elected to serve as the Board until the next Annual Meeting of Stockholders and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2016 was ratified by the Company’s stockholders. Final vote tabulations are indicated below:

(1)	Election of eight director nominees to serve until the date of the next Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Frederick P. Calderone	4,915,233	1,596,456	405,162
Daniel H. Cushman	4,932,359	1,579,330	405,162
W. Scott Davis	6,345,753	165,936	405,162
Norman E. Harned	6,345,510	166,179	405,162
Franklin H. McLarty	6,345,309	166,380	405,162
Manuel J. Moroun	4,912,469	1,599,220	405,162
Matthew T. Moroun	4,821,720	1,689,969	405,162
Daniel C. Sullivan	6,345,403	166,286	405,162

(2)	Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,914,024	2,660	167	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this Report:

 99.1 News release issued by the Registrant on April 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: April 29, 2016	By:	/s/ Allen W. West
Allen W. West Vice President of Finance, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	News release issued by the Registrant on April 29, 2016